                                                                                                   Exhibit 24
                                POWER OF ATTORNEY
        The undersigned, as a Section 16 reporting person of Monolithic Power
Systems, Inc. (the "Company"), hereby constitutes and appoints InveStar Capital,
Inc., Herbert Chang, Steven E. Bochner and Christine Wong, and each of them, the undersigned's true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for the undersigned and in the undersigned's place and stead, in any and all capacities, to:
        1.      complete and execute Forms ID, 3, 4 and 5 and other forms and all amendments thereto as such attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, shall in their, his or her discretion determine to be required or advisable pursuant to Section 16 of the Securities Exchange
                Act of 1934 (as amended) and the rules and regulations
                promulgated thereunder, or any successor laws and regulations, as a consequence of the undersigned's ownership, acquisition or disposition of securities of the Company; and
        2.      do all acts necessary in order to file such forms with the
                Securities and Exchange Commission, any securities exchange or national association, and such other person or agency as such attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, shall deem appropriate.
        The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, shall do or cause to be done by virtue hereof. The undersigned acknowledges that the foregoing attorneys-in-fact and agents, and each of them, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 16 of the
Securities Exchange Act of 1934 (as amended).
        This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms ID, 3, 4 and 5 with respect to the undersigned's holdings of and transactions in securities issued by the
Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact and agents.
        IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 12th day of November, 2004.

                                    InveStar Semiconductor Development Fund Inc.

                                    By: /s/ Herbert Chang
                                        ----------------------------------------

                                POWER OF ATTORNEY
        The undersigned, as a Section 16 reporting person of Monolithic Power
Systems, Inc. (the "Company"), hereby constitutes and appoints InveStar Capital,
Inc., Herbert Chang, Steven E. Bochner and Christine Wong, and each of them, the undersigned's true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for the undersigned and in the undersigned's place and stead, in any and all capacities, to:
        1.      complete and execute Forms ID, 3, 4 and 5 and other forms and all amendments thereto as such attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, shall in their, his or her discretion determine to be required or advisable pursuant to Section 16 of the Securities Exchange
                Act of 1934 (as amended) and the rules and regulations
                promulgated thereunder, or any successor laws and regulations, as a consequence of the undersigned's ownership, acquisition or disposition of securities of the Company; and
        2.      do all acts necessary in order to file such forms with the
                Securities and Exchange Commission, any securities exchange or national association, and such other person or agency as such attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, shall deem appropriate.
        The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, shall do or cause to be done by virtue hereof. The undersigned acknowledges that the foregoing attorneys-in-fact and agents, and each of them, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 16 of the
Securities Exchange Act of 1934 (as amended).
        This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms ID, 3, 4 and 5 with respect to the undersigned's holdings of and transactions in securities issued by the
Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact and agents.
        IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 12th day of November, 2004.

                                    InveStar Semiconductor Development Fund Inc.
                                    (II) LDC
                                    By: /s/ Herbert Chang
                                        ----------------------------------------

                                POWER OF ATTORNEY
        The undersigned, as a Section 16 reporting person of Monolithic Power
Systems, Inc. (the "Company"), hereby constitutes and appoints InveStar Capital,
Inc., Herbert Chang, Steven E. Bochner and Christine Wong, and each of them, the undersigned's true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for the undersigned and in the undersigned's place and stead, in any and all capacities, to:
        1.      complete and execute Forms ID, 3, 4 and 5 and other forms and all amendments thereto as such attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, shall in their, his or her discretion determine to be required or advisable pursuant to Section 16 of the Securities Exchange
                Act of 1934 (as amended) and the rules and regulations
                promulgated thereunder, or any successor laws and regulations, as a consequence of the undersigned's ownership, acquisition or disposition of securities of the Company; and
        2.      do all acts necessary in order to file such forms with the
                Securities and Exchange Commission, any securities exchange or national association, and such other person or agency as such attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, shall deem appropriate.
        The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, shall do or cause to be done by virtue hereof. The undersigned acknowledges that the foregoing attorneys-in-fact and agents, and each of them, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 16 of the
Securities Exchange Act of 1934 (as amended).
        This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms ID, 3, 4 and 5 with respect to the undersigned's holdings of and transactions in securities issued by the
Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact and agents.
        IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 12th day of November, 2004.

                                    InveStar Excelsus Venture Capital Inc.

                                    By: /s/ Herbert Chang
                                        ----------------------------------------

                                POWER OF ATTORNEY
        The undersigned, as a Section 16 reporting person of Monolithic Power
Systems, Inc. (the "Company"), hereby constitutes and appoints InveStar Capital,
Inc., Herbert Chang, Steven E. Bochner and Christine Wong, and each of them, the undersigned's true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for the undersigned and in the undersigned's place and stead, in any and all capacities, to:
        1.      complete and execute Forms ID, 3, 4 and 5 and other forms and all amendments thereto as such attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, shall in their, his or her discretion determine to be required or advisable pursuant to Section 16 of the Securities Exchange
                Act of 1934 (as amended) and the rules and regulations
                promulgated thereunder, or any successor laws and regulations, as a consequence of the undersigned's ownership, acquisition or disposition of securities of the Company; and
        2.      do all acts necessary in order to file such forms with the
                Securities and Exchange Commission, any securities exchange or national association, and such other person or agency as such attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, shall deem appropriate.
        The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, shall do or cause to be done by virtue hereof. The undersigned acknowledges that the foregoing attorneys-in-fact and agents, and each of them, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 16 of the
Securities Exchange Act of 1934 (as amended).
        This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms ID, 3, 4 and 5 with respect to the undersigned's holdings of and transactions in securities issued by the
Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact and agents.
        IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 12th day of November, 2004.

                                    InveStar Dayspring Venture Capital, Inc.

                                    By: /s/ Herbert Chang
                                        ----------------------------------------

                                POWER OF ATTORNEY
        The undersigned, as a Section 16 reporting person of Monolithic Power
Systems, Inc. (the "Company"), hereby constitutes and appoints InveStar Capital,
Inc., Herbert Chang, Steven E. Bochner and Christine Wong, and each of them, the undersigned's true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for the undersigned and in the undersigned's place and stead, in any and all capacities, to:
        1.      complete and execute Forms ID, 3, 4 and 5 and other forms and all amendments thereto as such attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, shall in their, his or her discretion determine to be required or advisable pursuant to Section 16 of the Securities Exchange
                Act of 1934 (as amended) and the rules and regulations
                promulgated thereunder, or any successor laws and regulations, as a consequence of the undersigned's ownership, acquisition or disposition of securities of the Company; and
        2.      do all acts necessary in order to file such forms with the
                Securities and Exchange Commission, any securities exchange or national association, and such other person or agency as such attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, shall deem appropriate.
        The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, shall do or cause to be done by virtue hereof. The undersigned acknowledges that the foregoing attorneys-in-fact and agents, and each of them, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 16 of the
Securities Exchange Act of 1934 (as amended).
        This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms ID, 3, 4 and 5 with respect to the undersigned's holdings of and transactions in securities issued by the
Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact and agents.
        IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 12th day of November, 2004.

                                    InveStar Burgeon Venture Capital Inc.

                                    By: /s/ Herbert Chang
                                        ----------------------------------------

                                POWER OF ATTORNEY
        The undersigned, as a Section 16 reporting person of Monolithic Power
Systems, Inc. (the "Company"), hereby constitutes and appoints InveStar Capital,
Inc., Herbert Chang, Steven E. Bochner and Christine Wong, and each of them, the undersigned's true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for the undersigned and in the undersigned's place and stead, in any and all capacities, to:
        1.      complete and execute Forms ID, 3, 4 and 5 and other forms and all amendments thereto as such attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, shall in their, his or her discretion determine to be required or advisable pursuant to Section 16 of the Securities Exchange
                Act of 1934 (as amended) and the rules and regulations
                promulgated thereunder, or any successor laws and regulations, as a consequence of the undersigned's ownership, acquisition or disposition of securities of the Company; and
        2.      do all acts necessary in order to file such forms with the
                Securities and Exchange Commission, any securities exchange or national association, and such other person or agency as such attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, shall deem appropriate.
        The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, shall do or cause to be done by virtue hereof. The undersigned acknowledges that the foregoing attorneys-in-fact and agents, and each of them, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 16 of the
Securities Exchange Act of 1934 (as amended).
        This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms ID, 3, 4 and 5 with respect to the undersigned's holdings of and transactions in securities issued by the
Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact and agents.
        IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 12th day of November, 2004.

                                    Forefront Venture Partners, L.P.

                                    By: /s/ Herbert Chang
                                        ----------------------------------------

                                POWER OF ATTORNEY
        The undersigned, as a Section 16 reporting person of Monolithic Power
Systems, Inc. (the "Company"), hereby constitutes and appoints Herbert Chang,
Steven E. Bochner and Christine Wong, and each of them, the undersigned's true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for the undersigned and in the undersigned's place and stead, in any and all capacities, to:
        1.      complete and execute Forms ID, 3, 4 and 5 and other forms and all amendments thereto as such attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, shall in their, his or her discretion determine to be required or advisable pursuant to Section 16 of the Securities Exchange
                Act of 1934 (as amended) and the rules and regulations
                promulgated thereunder, or any successor laws and regulations, as a consequence of the undersigned's ownership, acquisition or disposition of securities of the Company; and
        2.      do all acts necessary in order to file such forms with the
                Securities and Exchange Commission, any securities exchange or national association, and such other person or agency as such attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, shall deem appropriate.
        The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, shall do or cause to be done by virtue hereof. The undersigned acknowledges that the foregoing attorneys-in-fact and agents, and each of them, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 16 of the
Securities Exchange Act of 1934 (as amended).
        This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms ID, 3, 4 and 5 with respect to the undersigned's holdings of and transactions in securities issued by the
Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact and agents.
        IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 12th day of November, 2004.

                                    InveStar Capital, Inc.

                                    By: /s/ Herbert Chang
                                        ----------------------------------------

                                POWER OF ATTORNEY
        The undersigned, as a Section 16 reporting person of Monolithic Power
Systems, Inc. (the "Company"), hereby constitutes and appoints InveStar Capital,
Inc., Herbert Chang, Steven E. Bochner and Christine Wong, and each of them, the undersigned's true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for the undersigned and in the undersigned's place and stead, in any and all capacities, to:
        1.      complete and execute Forms ID, 3, 4 and 5 and other forms and all amendments thereto as such attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, shall in their, his or her discretion determine to be required or advisable pursuant to Section 16 of the Securities Exchange
                Act of 1934 (as amended) and the rules and regulations
                promulgated thereunder, or any successor laws and regulations, as a consequence of the undersigned's ownership, acquisition or disposition of securities of the Company; and
        2.      do all acts necessary in order to file such forms with the
                Securities and Exchange Commission, any securities exchange or national association, and such other person or agency as such attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, shall deem appropriate.
        The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, shall do or cause to be done by virtue hereof. The undersigned acknowledges that the foregoing attorneys-in-fact and agents, and each of them, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 16 of the
Securities Exchange Act of 1934 (as amended).
        This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms ID, 3, 4 and 5 with respect to the undersigned's holdings of and transactions in securities issued by the
Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact and agents.
        IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 12th day of November, 2004.

                                    Kenneth Tai
                                    By: /s/ Kenneth Tai
                                        ----------------------------------------

                                POWER OF ATTORNEY
        The undersigned, as a Section 16 reporting person of Monolithic Power
Systems, Inc. (the "Company"), hereby constitutes and appoints InveStar Capital,
Inc., Herbert Chang, Steven E. Bochner and Christine Wong, and each of them, the undersigned's true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for the undersigned and in the undersigned's place and stead, in any and all capacities, to:
        1.      complete and execute Forms ID, 3, 4 and 5 and other forms and all amendments thereto as such attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, shall in their, his or her discretion determine to be required or advisable pursuant to Section 16 of the Securities Exchange
                Act of 1934 (as amended) and the rules and regulations
                promulgated thereunder, or any successor laws and regulations, as a consequence of the undersigned's ownership, acquisition or disposition of securities of the Company; and
        2.      do all acts necessary in order to file such forms with the
                Securities and Exchange Commission, any securities exchange or national association, and such other person or agency as such attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, shall deem appropriate.
        The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, shall do or cause to be done by virtue hereof. The undersigned acknowledges that the foregoing attorneys-in-fact and agents, and each of them, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 16 of the
Securities Exchange Act of 1934 (as amended).
        This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms ID, 3, 4 and 5 with respect to the undersigned's holdings of and transactions in securities issued by the
Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact and agents.
        IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 12th day of November, 2004.

                                    Forefront Associates LLC

                                    By: /s/ Herbert Chang
                                        ----------------------------------------